                                   EXHIBIT 21
                           SUBSIDIARIES OF REGISTRANT

                                                                  JURISDICTION
                                                                    IN WHICH
                                                                   ORGANIZED
                                                                  ------------
  1. Avery Dennison Corporation (publicly-owned parent of
     consolidate group)........................................  Delaware
  2. A.V. Chemie A.G. .........................................  Switzerland
  3. AEAC, Inc. ...............................................  Delaware
  4. Avery (Thailand) Co., Ltd. ...............................  Thailand
  5. Avery Automotive Limited..................................  United Kingdom
  6. Avery Buroprodukte GmbH...................................  Germany
  7. Avery Chile S.A. .........................................  Chile
  8. Avery China Company Limited...............................  China
  9. Avery Coordination Center N.V. ...........................  Belgium
 10. Avery Corp. ..............................................  Delaware
 11. Avery de Mexico S.A. de C.V. .............................  Mexico
 12. Avery Dennison (Hong Kong) Limited........................  Hong Kong
 13. Avery Dennison (India) Private Limited....................  India
 14. Avery Dennison (Ireland) Limited..........................  Ireland
 15. Avery Dennison (Retail) Limited...........................  Australia
 16. Avery Dennison Argentina S.A. ............................  Argentina
 17. Avery Dennison Australia Limited..........................  Australia
 18. Avery Dennison C.A. ......................................  Venezuela
 19. Avery Dennison Canada Inc. ...............................  Canada
 20. Avery Dennison Danmark A/S................................  Denmark
 21. Avery Dennison Foreign Sales Corporation..................  Barbados
 22. Avery Dennison France S.A. ...............................  France
 23. Avery Dennison Holdings Limited...........................  Australia
 24. Avery Dennison Mexico S.A. de C.V. .......................  Mexico
 25. Avery Dennison Office Products Company....................  Nevada
 26. Avery Dennison Office Products U.K. Ltd. .................  United Kingdom
 27. Avery Dennison Overseas Corporation.......................  Massachusetts
 28. Avery Dennison Singapore (Pte) Ltd. ......................  Singapore
 29. Avery Dennison U.K. Limited...............................  United Kingdom
 30. Avery Etiketsystemer A/S..................................  Denmark
 31. Avery Etiketten B.V. .....................................  Netherlands
 32. Avery Etiketten N.V. .....................................  Belgium
 33. Avery Etikettier-Logistik GmbH............................  Germany
 34. Avery Etikettsystem Svenska AB............................  Sweden
 35. Avery Foreign Sales Corporation B.V. .....................  Netherlands
 36. Avery Graphic Systems, Inc. ..............................  Delaware
 37. Avery Guidex Limited......................................  United Kingdom
 38. Avery Holding AG..........................................  Switzerland

                                                                JURISDICTION
                                                                  IN WHICH
                                                                 ORGANIZED
                                                                ------------
 39. Avery Holding B.V. ..................................  Netherlands
 40. Avery Holding Limited................................  United Kingdom
 41. Avery Holding S.A. ..................................  France
 42. Avery International France S.A. .....................  France
 43. Avery International Holding GmbH.....................  Germany
 44. Avery International Overseas Finance N.V. ...........  Netherlands Antilles
 45. Avery Korea Limited..................................  Korea
 46. Avery Label (Northern Ireland) Limited...............  United Kingdom
 47. Avery Maschinen GmbH.................................  Germany
 48. Avery Pacific Corporation............................  California
 49. Avery Properties Pty. Limited........................  Australia
 50. Avery Specialty Tape Division N.V. ..................  Belgium
 51. Avery, Inc. .........................................  California
 52. Cardinal Insurance Limited...........................  Bermuda
 53. Dennison do Brasil Industria e Comercio Ltda. .......  Brazil
 54. Dennison International Company.......................  Massachusetts
 55. Dennison International Holding B.V. .................  Netherlands
 56. Dennison Ireland Limited.............................  Ireland
 57. Dennison Limited.....................................  United Kingdom
 58. Dennison Magnetic Media Limited......................  Ireland
 59. Dennison Manufacturing (Trading) Ltd. ...............  United Kingdom
 60. Dennison Manufacturing Company.......................  Nevada
 61. Dennison Monarch Systems, Inc. ......................  Delaware
 62. Dennison Office Products Limited.....................  Ireland
 63. DMC Development Corporation..........................  Nevada
 64. Etikettrykkeriet A/S.................................  Denmark
 65. Fasson (Schweiz) A.G. ...............................  Switzerland
 66. Fasson Belgie N.V. ..................................  Belgium
 67. Fasson Canada Inc. ..................................  Canada
 68. Fasson de Mexico S.A. ...............................  Mexico
 69. Fasson Deutschland GmbH..............................  Germany
 70. Fasson Espana S.A. ..................................  Spain
 71. Fasson France S.a.r.L. ..............................  France
 72. Fasson Hemel Hempstead Limited.......................  United Kingdom
 73. Fasson Ireland Limited...............................  Ireland
 74. Fasson Italia S.p.A. ................................  Italy
 75. Fasson Luxembourg S.A. ..............................  Luxembourg

                                                                   JURISDICTION
                                                                     IN WHICH
                                                                    ORGANIZED
                                                                   ------------
 76. Fasson Nederland B.V. .....................................  Netherlands
 77. Fasson Norge A/S...........................................  Norway
 78. Fasson Osterreich GmbH.....................................  Austria
 79. Fasson Portugal Produtos Auto-Adesivos Lda. ...............  Portugal
 80. Fasson Products (Proprietary) Limited......................  South Africa
 81. Fasson Produtos Adesivos Ltda. ............................  Brazil
 82. Fasson Pty. Limited........................................  Australia
 83. Fasson Scandinavia A/S.....................................  Denmark
 84. Fasson Suomi OY............................................  Finland
 85. Fasson Sverige AB..........................................  Sweden
 86. Fasson U.K. Limited........................................  United Kingdom
 87. Indumarco Comercial Ltda. .................................  Brazil
 88. LDNA Corporation...........................................  California
 89. Metallised Films & Papers Ltd. ............................  United Kingdom
 90. Monarch Industries, Inc. ..................................  New Jersey
 91. Novexx Modul Vertriebs GmbH................................  Germany
 92. Presto SarL................................................  France
 93. Retail Products Limited....................................  Ireland
 94. Security Printing Division, Inc. ..........................  Delaware
 95. Soabar Systems (Hong Kong) Limited.........................  Hong Kong
 96. Soabar Systems Hong Kong B.V. .............................  Netherlands
 97. Societe Civile Immobiliere Sarrail.........................  France
 98. TIADECO Participacoes, Ltda. ..............................  Brazil


  All of the preceding subsidiaries have been consolidated in the Registrant's financial statements and no separate financial statements have been filed.

  The parent company also owns 50% of Avery-Toppan Company, Limited (Japan) and 51% of Avery--Petofi KFT (Hungary), which companies may be deemed to be subsidiaries. Registrant's share of the losses and profits is included on an equity basis in the Consolidated Statement of Income.